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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

LECG CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 985-6700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 7, 2005, LECG Corporation issued a press release announcing the acquisition of J. Philip Cook & Associates, Inc. (“JPCA”), a privately held expert services firm based in Salt Lake City, Utah, on March 1, 2005.  A copy of the March 7, 2005 press release is included as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

                (c)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release regarding the JPCA acquisition, issued by LECG Corporation on March 7, 2005 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION (Registrant)

Date: March 7, 2005	By:	/s/ John C. Burke
John C. Burke
Chief Financial Officer